Exhibit 4.8

30 January 2006

Private & Confidential

Addressee only

Mr A G L Alexander

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol  BS99 7UJ

Dear Tony,

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company in the capacity of Joint Vice Chairman.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you also currently serve on the Company’s Nominations Committee and until the conclusion of the above mentioned AGM on the Audit Committee.  The Company reserves the right to invite you to serve on the Company’s other Committees.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 24-30 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and Joint Vice Chairman of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £75,000 per annum, payable monthly in arrears, subject to UK statutory deductions. I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares in the Company has been waived.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Anthony Alexander, agree to the above terms of appointment as a Non-Executive Director and Joint Vice Chairman of Imperial Tobacco Group PLC.

Signature

2006

30 January 2006

Private & Confidential

Addressee only

Mr C R Day

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol  BS99 7UJ

Dear Colin,

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you currently serve on the Company’s Nominations Committee and it has been agreed that you will also serve on the Audit Committee with effect from the conclusion on the above mentioned AGM.  The Audit Committee meets at least three times a year. You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 20 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £50,000 per annum with respect to your role with a further £10,000 per annum attaching to your role as Chairman of the Audit Committee, payable monthly in arrears, subject to UK statutory deductions, of which £10,000 per annum, less statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Colin Day, agree to the above terms of appointment as a Non-Executive Director of Imperial Tobacco Group PLC.

Signature

2006

30 January 2006

Private & Confidential

Addressee only

Mr D C Bonham

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol  BS99 7UJ

Dear Derek

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company in the capacity of Chairman.  This letter details the main terms attached to this office.  I am also pleased to confirm that you will continue in your role as Chairman of the Nominations Committee.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31 January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you also currently serve on the Nominations Committee and until the conclusion of the above mentioned AGM on the Remuneration Committee.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.  The Company reserves the right to invite you to serve on the Company’s other Committees.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 50 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Board should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director and Chairman of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £300,000 per annum with respect to your role as Chairman, payable monthly in arrears, subject to UK statutory deductions.   I confirm that, in view of your continuing high level of investment in the Company, the requirement to reinvest any net of tax fee increases in shares in the Company has been waived.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or one of your non-executive colleagues in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

A G L Alexander

Joint Vice Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Derek Bonham, agree to the above terms of appointment as Chairman of Imperial Tobacco Group PLC.

Signature

2006

30 January 2006

Private & Confidential

Addressee only

Mr I J G Napier

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol  BS99 7UJ

Dear Iain

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director, Joint Vice Chairman and, with effect from the conclusion of the Annual General Meeting to be held on 31 January 2006, Senior Independent Director of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31 January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you also currently serve on the Remuneration, Audit and the Nominations Committees.  The Remuneration Committee will meet at least twice a year and the Audit Committee at least three times a year.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 24-30 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director, Joint Vice Chairman and Senior Independent Director of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £75,000 per annum with respect to your role as Vice Chairman with a further £10,000 per annum attaching to your role as Chairman of the Remuneration Committee, payable monthly in arrears, subject to UK statutory deductions of which £20,000 per annum, less UK statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange, to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or one of your non-executive colleagues in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Iain Napier, agree to the above terms of appointment as a Non-Executive Director, Joint Vice Chairman and Senior Independent Director of Imperial Tobacco Group PLC.

Signature

2006

30 January 2006

Private & Confidential

Addressee only

Dr P H Jungels

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol BS99 7UJ

Dear Pierre,

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you also currently serve on the Company’s Nominations Committee, the Remuneration Committee and the Audit Committee.  The Remuneration Committee meats at least twice a year and the Audit Committee meets at least three times a year.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 20 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £50,000 per annum, payable monthly in arrears, subject to UK statutory deductions, of which £10,000 per annum, less statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Pierre Jungels, agree to the above terms of appointment as a Non-Executive Director of Imperial Tobacco Group PLC.

Signature

2006

30 January 2006

Private & Confidential

Addressee only

Ms S E Murray

c/o Imperial Tobacco Group PLC

PO Box 244

Upton Road

Bristol  BS99 7UJ

Dear Susan,

Imperial Tobacco Group PLC (“the Company”) and confirmation of your appointment to the Board as a Non-Executive Director

My colleagues and I are pleased to confirm your position as a Non-Executive Director of the Company.  This letter details the main terms attached to this office.

Duties

You will be required to attend Board meetings of the Company.  The Board meets five times each year and normally the meetings are held in Bristol.  The next Annual General Meeting will be held on 31January 2006.

You are already aware of how the Board works and what authorities are delegated to the Group Chief Executive and his executive director colleagues.

In addition to attending Board meetings you currently serve on the Company’s Nominations Committee, and it has been agreed that you will also serve on the Remuneration Committee and the Audit Committee with effect from the conclusion of the above mentioned AGM.  The Remuneration Committee meets at least twice a year and the Audit Committee meets at least three times a year.  You have been informed of the roles of these Committees.  You should attend, wherever possible, all meetings of the Committees on which you serve.

In addition, you will be expected to devote the appropriate preparation time ahead of each meeting.  The total time commitment required is dependent on the Committees on which you are asked to serve but it is anticipated to be in the region of 20 days per year.  By accepting this appointment, you have confirmed that you are able to allocate sufficient time to meet the expectations of your role.  The agreement of the Chairman should be sought before accepting additional commitments that might impact on the time you are able to devote to your role as a Non-Executive Director of the Company.

I need hardly remind you that the liabilities and obligations of directors of listed companies are more onerous and more rigorously enforced than those relating to private companies.  In common with the rest of the Board, you are therefore expected to comply with the terms of the Financial Services Authority’s Model Code for transactions by directors of listed companies (a copy of which is available from the Company Secretary) and specifically with any insider dealing rules adopted by the company from time to time.

Appointment

Following this confirmation of appointment, your position will be reviewed annually prior to the AGM.  All appointments and re-appointments to the Board are, of course, subject to the Company’s Articles of Association and are contingent on satisfactory performance.

Your appointment is terminable at the will of the parties.

If you are not re-elected to your position as a director of the Company by the shareholders at any time and for any reason then this appointment shall terminate automatically and with immediate effect.

On termination of the appointment for any reason you shall only be entitled to such fees as may have accrued to the date of the termination together with reimbursement in the normal way of any expenses properly incurred prior to that date.

Remuneration

The fee is at present £50,000 per annum, payable monthly in arrears, subject to UK statutory deductions, of which £10,000 per annum, less statutory deductions, will be applied on your behalf to the purchase of the Company’s shares on the London Stock Exchange to be held by a nominee for the duration of your appointment.

Expenses

The Company will reimburse you for any expenses that you may incur properly and reasonably in performing your duties.  Such expenses would include reasonable external professional fees if circumstances should arise in which it was necessary for you to seek independent professional advice in order to discharge your responsibilities as a Non-Executive Director of the Company.  In such a situation, you are required to discuss the issue either with me or the Senior Independent Director in advance.

Other than set out in this letter, the terms of your original letter of appointment continue to apply.

Please would you sign and return the enclosed duplicate copy of this letter to the Company Secretary to confirm your agreement to the above terms.

The Company looks forward to continuing to work with you in the future.

Yours sincerely

D C Bonham

Chairman

For and on behalf of Imperial Tobacco Group PLC

I, Susan Murray, agree to the above terms of appointment as a Non-Executive Director of Imperial Tobacco Group PLC.

Signature

2006